UNITED STATES
SECURITY AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013
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National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2013, the registrant announced that after 41 years with the Company and 16 years as Vice President of Sales, pursuant to personal plans, Donald E. Hoeschen, resigned his Officer position as of that date.  Mr. Hoeschen will continue as an employee of the Company in a more limited capacity as National Account Sales Manager.

On May 21, 2013, the registrant also announced the election of Spencer W. Ahneman, 59, to Vice President of Sales.  Prior to that date he had most recently served the Company as National Account Sales Manager and in other capacities as District Sales Manager, District Sales Representative, and Sales Promotional Representative.  Mr. Ahneman has been associated with the Company since 1977.

A press release regarding the departure of Mr. Hoeschen and the election of Mr. Ahneman is attached hereto as Exhibit 99.1.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 21, 2013, the Company adopted an updated and revised code of ethics that applies to all Company employees, entitled the “Corporate Code of Conduct,” which is set forth in the Corporate Governance section of the Company’s website located at www.gopresto.com.  The revisions to the Corporate Code of Conduct made it a more concise, readable, and understandable document.

Item 5.07 Submission of Matters to a Vote of Security Holders

The registrant held its Annual Meeting of Stockholders on May 21, 2013.  At the meeting, stockholders re-elected Messrs. Richard N. Cardozo and Patrick J. Quinn to serve as directors for concurrent three-year terms ending at the annual meeting to the held in 2016.  The stockholders also ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  A press release regarding the outcome of the votes of the stockholders is attached hereto as Exhibit 99.1.

Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Broker Non-Votes
Richard N. Cardozo	4,161,047	1,140,554	1,229,918
Patrick J. Quinn	5,198,271	103,330	1,229,918

Ratify the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
6,501,224	13,186	16,909	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Presto Industries, Inc. dated May 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer

Date:  May 24, 2013